American Stock Transfer & Trsut Company                    BULK RATE
40 Wall Street                                           U.S. POSTAGE
New York, New York 10005                                      PAID
                                                       STATEN ISLAND, NY
                                                           PERMIT No.
                                                               169

                                                       Semi-Annual Report
                                                       February 28, 2001

                                                          GDFSEMI 2/01

GLOBAL             PARTNERS             INCOME             FUND             INC.

March 15, 2001

Dear Shareholders:

We are pleased to provide you with this semi-annual report for the Global Partners Income Fund Inc. ('Fund') for the period ended February 28, 2001. Included in this report are an analysis of the Fund's performance versus its benchmarks and its peer group, a commentary on the emerging debt markets and U.S. high-yield bond market, a listing of the Fund's investments as of February 28, 2001 and unaudited financial statements for the period ended February 28, 2001.

We are proud to report that our director, Charles Barber, was named Fund Trustee of the Year in March 2001 by Fund Directions, a publication of Institutional Investor, Inc. According to the article, Mr. Barber received this honor for his 'tireless efforts as a vigilant representative of shareholder interests.'

During the six months ended February 28, 2001, the net asset value ('NAV') of the Fund decreased from $11.94 per share at August 31, 2000 to $11.29 per share at February 28, 2001. In addition, income dividends totalling $0.71 were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on the net asset value for the period was 0.83%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(1) returned 3.78% and the Salomon Smith Barney High-Yield Bond Market Index ('SSB High Yield Index')(2) returned 1.48% for the same time period. Past performance is not indicative of future results.

EMERGING MARKET DEBT

Emerging markets debt returned 3.78% for the period ended February 28, 2001, as measured by the EMBI+. Performance of emerging markets debt was mixed throughout the period even though nine countries out of a total of seventeen in the EMBI+ managed to perform better than the EMBI+. This is significant by historical standards but the positive tone created in earlier periods was dampened due to Turkey's banking crisis. Turkey returned negative 15.42% for the period. Technical factors did however, remain strong and this helped the asset class decouple from other risk-orientated markets as it outperformed most financial assets, especially U.S. and European high-yield bonds and global equities for the period.

At the commencement of the Fund's six-month period, the U.S. Federal Reserve Board's ('Fed's') inflationary bias in effect through November had driven overnight rates to 6.50%. More recently, the market received a boost as the Fed changed its focus on the U.S. economy from inflation to weakness and commenced easing rates, 100 basis points(3) alone in January, bringing overnight rates to 5.50%.(4) In

---------
(1) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(2) The SSB High Yield Index covers a significant portion of the below investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.

(3) A basis point is 0.01% or one one-hundredth of a percent.

(4) On March 20, 2001, after this letter was written, the Fed cut interest rates an additional 50 basis points.

GLOBAL             PARTNERS             INCOME             FUND             INC.

our view, the Fed's changing bias was caused by evidence that U.S. economic growth has slowed considerably in recent months.

Oil prices, an important driver of value in the emerging debt markets, continue to remain at high levels. Fiscal balances and monetary reserves improved substantially as rising oil prices contributed to overall credit quality in Russia, Venezuela, Algeria, Colombia and Mexico, all oil producers. Prices fluctuated during the period, ranging from a low of $24.72 to a high of $32.97. Oil prices closed the period at $27.50. We think stable or slightly weaker oil prices will be a modest benefit for the oil importers, without significantly undermining the very strong external and fiscal performance of the major oil exporters.

Return volatility(5) for emerging markets debt remained substantially below historical levels. However, the combination of the Turkish and Argentinean financial and political crises in January and February, registered an upward spike in volatility. We see this normalizing as the year progresses. (Of course, no guarantees can be given that our expectations will be met.)

ECUADOR

Ecuador, the top performer in the EMBI+ index, returned 19.83% for the period. Eight additional countries outperformed the EMBI+ during the period. Ecuador completed its debt restructuring of defaulted Brady bonds,(6) exchanging them for two issues of global bonds during the period. The relatively fast resolution of this Brady bond default surprised the market and drove Ecuador's returns. In addition, the Paris Club(7) granted Ecuador a standard rescheduling of US$880 million of bilateral debt. Ecuador continues to face a number of economic and political challenges. President Noboa has developed a good working relationship with the International Monetary Fund ('IMF')(8), an important factor that has been missing in recent years. In our opinion, Ecuador's budget forecasts seem realistic, and are not based on sustained high oil prices. Yet, we believe the country still needs comprehensive tax reforms to improve its overall fiscal health.

VENEZUELA

Venezuela returned 6.01% for the period, as measured by the EMBI+. Oil price strength also continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement on year earlier levels. A clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality is the level of international reserves. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt. One further promising figure for 2000 was the lowest reported inflation figure in fourteen years, 13.4%, down from 20% in 1999. The country continues to

---------
(5) Return volatility is the standard deviation of monthly returns over the period being measured.

(6) Brady bonds are public issues, U.S. dollar denominated bonds of developing countries, mainly Latin America, that were exchanged, in a restructuring, for commercial bank loans in default.

(7) The Paris Club is the official group of sovereign lenders who have extended credit to sovereign governments.

(8) The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

be an attractive credit at current spread levels, trading at approximately 130 basis points over the EMBI+. We have maintained our overweight position in Venezuelan debt instruments during the period.

MEXICO

Mexico returned 4.63% for the period as measured by the EMBI+. Mexico continues to reap the rewards of foreign fund flows since their upgrade to investment-grade(9) by Moody's Investors Service, Inc. in March 2000. The period was dominated by political events as Vincente Fox was sworn in as president and completed the formation of his cabinet. The appointment of Gil Diaz as minister of finance was especially well received by the market. We think the Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. Mexico's progress and its sound fundamentals have been widely recognized by the market. Mexican debt, with spreads(10) at 415 basis points currently trades approximately 350 basis points tight to the EMBI+. We recently added to our Mexican debt positions in an effort to reduce our market risk within the Fund.

BRAZIL

Brazil returned 4.07% for the period as measured by the EMBI+. In our view, Brazilian government officials have made substantial progress in dealing with the country's debt problems and this continues to be at the core of Brazil's solid success. Brazil remains a likely Standard and Poor's Ratings Service upgrade candidate in 2001. Low inflation, continued growth and moderating oil prices should enable Brazil to continue to improve its credit quality. On a spread duration(11) basis, we maintain our neutral stance to the index in Brazil.

RUSSIA

Russia returned a disappointing 0.82% for the period, as measured by the EMBI+. Russian performance was hurt in the fourth quarter of 2000 as investors sought higher quality credits amidst growing concerns about the pace of worldwide economic growth. Investment-grade credits in countries such as Poland and South Korea, which returned 10.04% and 7.98%, respectively for the period, outperformed the EMBI+ comfortably. As mentioned earlier, sustained high oil prices drove Russia's economy earlier in the year and every $1 increase in the price of oil increases Russia's annual export revenues by approximately $1 billion. Russia's hard currency reserves doubled from 1999 levels to end the year in excess of $26 billion. We believe this reserve position substantially strengthens Russia's credit quality. The Russian Federation Council approved the 2001 Budget in the fourth quarter of

---------
 (9) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(10) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(11) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

GLOBAL             PARTNERS             INCOME             FUND             INC.

2000. The budget is conservative and we believe the London Club(12) financing received in August makes Russia's 2000 debt service obligations very manageable. Additionally, Russia recently agreed to service their Paris Club debt with scheduled payments due to commence in April. We remained overweight in Russia throughout 2000.

TURKEY

Turkey was the worst performer in the index for the period, returning a negative 15.42% as measured by the EMBI+. The November banking crisis became a full-scale balance of payments crisis for Turkey. This February, the IMF granted the Turkish Treasury a US$1.4 billion injection to restore confidence in the banking sector. Political disagreements between the President and the Prime Minister contributed to the severity of the crisis. The potential for negative political surprises has not disappeared and the political situation remains unpredictable. We will continue to monitor developments in Turkey. We have no exposure to Turkish debt in the Fund.

The market closed the reporting period with spreads at 748 basis points over U.S. Treasuries, 110 basis points wider from September levels. Emerging debt markets have come under pressure with the industrial economic slowdown, the poor performance of the equity markets and the spike in volatility in Turkey and Argentina. We continue to remain fully invested in a diversified portfolio of emerging markets debt securities although we have reduced our exposure to market risk over the past few months.

HIGH-YIELD DEBT SECURITIES

For the six months ended February 28, 2001, the high-yield bond market returned 1.48%, as measured by the SSB High Yield Index. From September to November 2000, the high-yield bond market entered negative territory as a series of negative earnings revisions and economic data renewed concerns over sustainable economic growth and corporate profitability. Additionally, the high-yield bond market's autumn difficulties were exacerbated by uncertainty surrounding the U.S. presidential election, continued mutual fund outflows and limited broker-dealer liquidity, which was further reduced by consolidations in the brokerage industry. In December, the high-yield bond market enjoyed a modest rally as well-received comments from Fed Chairman Alan Greenspan, expressing a shift in concern towards the slowing U.S. economy and away from potential inflation, sparked anticipation of interest rate cuts in the first quarter of 2001. The high-yield bond market rallied strongly in December, January and February as anticipation of interest rate cuts in December were followed by the Fed's decision to lower the federal funds rate ('fed funds rate')(13) by a total of 100 basis points in January, boosting market sentiment and resulting in substantial mutual fund inflows.

---------
(12) The London Club is the official group of creditors lending to emerging market governments.

(13) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

GLOBAL             PARTNERS             INCOME             FUND             INC.

During the period, the high-yield bond market's top performers included cable & other media, utilities, energy, healthcare, financials, leisure/lodging and services sectors. Cable & other media and utilities benefited from many investors' preference for defensive credits. Strong natural gas prices drove outperformance in energy. Healthcare was supported by strong earnings and a favorable legislative environment. We believe financials outperformed as a result of the strong economic environment that existed through most of the year. Leisure/lodging benefited from improved results from a major theme park. The worst performers included telecommunications, automotive, metals/mining, technology and capital goods. Telecommunications suffered from concerns regarding successful execution of business plans as well as funding concerns as the Nasdaq Composite Index(14) traded downward. Worries over an emerging slowdown in new vehicle sales and a sluggish aftermarket parts business drove underperformance in the automotive sector. Metals/mining underperformed as a result of sharply higher levels of steel imports, declining steel demand and plummeting steel product prices. Technology and capital goods were adversely affected by heightened cyclical concerns as many investors became increasingly worried about the effects of the economic slowdown on corporate profitability. In terms of credit quality, BB, B and CCC issues generated returns of 5.98%, 0.59% and negative 10.08%, respectively, as many investors sought safety in the higher quality credit tiers, such as BB issues, while avoiding CCC and lower quality single-B issues due to heightened credit concerns.

The Fund's performance benefited by an overweighting in energy and by underweightings in telecommunications, metals/mining, and technology. The Fund's performance was adversely affected, however, by an overweighting in capital goods and by underweightings in healthcare, financials and utilities. During the last six months, the Fund responded to market conditions by increasing its exposure to energy, financials and services, while reducing its holdings in telecommunications and automotive.

OUTLOOK

While current valuations appear attractive, we expect the high-yield bond market to continue to experience volatility in the near-term as the longer-term positive effects of any Fed interest rate cuts and lower long-term interest rates are offset by several factors in the short run, including: (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) reduced secondary market liquidity and (v) equity market volatility. In light of these conditions, we are continuing to pursue a conservative investment strategy geared to accumulating BB-rated credits in non-cyclical industries.

In a continuing effort to provide timely information concerning Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your GDF stock account, please call

---------
(14) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

GLOBAL             PARTNERS             INCOME             FUND             INC.

American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Thank you for investing in Global Partners Income Fund Inc.

Sincerely,

Heath B. McLendon                                Stephen J. Treadway
Heath B. McLendon                                Stephen J. Treadway
Co-Chairman of the Board                         Co-Chairman of the Board

Peter J. Wilby                                   Beth A. Semmel
Peter J. Wilby                                   Beth A. Semmel
Executive Vice President                         Executive Vice President

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)
February 28, 2001

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Corporate Bonds -- 43.5%
Basic Industries -- 4.1%
$ 1,500,000         Asia Pulp & Paper International Finance Co., 11.750% due
                     10/1/05 (b)................................................  $    416,250
    750,000         Avecia Group PLC, 11.000% due 7/1/09........................       791,250
  1,500,000         Berry Plastics Corp., 12.250% due 4/15/04...................     1,366,875
  1,000,000         Gentek Inc., 11.000% due 8/1/09.............................     1,025,000
  1,000,000         Glencore Nickel Property Ltd., 9.000% due 12/1/14...........       730,000
  1,000,000         Hexcel Corp., 9.750% due 1/15/09............................       955,000
  1,461,000         Hines Horticulture Inc., 12.750% due 10/15/05...............     1,322,205
    500,000         Lyondell Chemical Co., 9.875% due 5/1/07....................       517,500
    750,000         P&L Coal Holdings Corp., 8.875% due 5/15/08.................       783,750
    750,000         PCI Chemicals Canada Inc., 9.250% due 10/15/07..............       288,750
    500,000         Polymer Group Inc., 9.000% due 7/1/07.......................       395,000
  1,250,000         Radnor Holdings Corp., 10.000% due 12/1/03..................     1,070,313
                                                                                  ------------
                                                                                     9,661,893
                                                                                  ------------
Consumer Cyclicals  -- 2.8%
    750,000         Advance Stores Co. Inc., 10.250% due 4/15/08................       686,250
  1,000,000         Aztar Corp., 8.875% due 5/15/07.............................       993,750
    500,000         Cole National Group, Inc., 8.625% due 8/15/07...............       387,500
    875,000         Finlay Fine Jewelry Corp., 8.375% due 5/1/08................       818,125
  1,000,000         HMH Properties, Inc., 8.450% due 12/1/08....................     1,007,500
    750,000         Levi Strauss & Co., 7.000% due 11/1/06......................       656,250
    680,000         Mattress Discounters Co., 12.625% due 7/15/07...............       601,800
    625,000         Pillowtex Corp., 9.000% due 12/15/07 (b)....................        28,125
                    Tommy Hilfiger USA, Inc.:
    720,000         6.500% due 6/1/03...........................................       684,900
    400,000         6.850% due 6/1/08...........................................       338,000
    500,000         WestPoint Stevens, Inc., 7.875% due 6/15/05.................       422,500
                                                                                  ------------
                                                                                     6,624,700
                                                                                  ------------
Consumer Non-Cyclicals  -- 8.0%
  1,000,000         Argosy Gaming Co., 10.750% due 6/1/09 (c)...................     1,076,250
  1,000,000         B&G Foods Inc., 9.625% due 8/1/07...........................       737,500
    500,000         Coast Hotels & Casino, 9.500% due 4/1/09....................       508,750
    750,000         Columbia/HCA Healthcare Co., 6.910% due 6/15/05.............       744,375
                    French Fragrance Inc.:
    750,000         10.375% due 5/15/07.........................................       742,500
    250,000         11.750% due 2/1/11 (c)......................................       266,250
        381 Units   Fresenius Medical Capital Trust II, 7.875% due 2/1/08 (d)...       368,618

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2001

   FACE
  AMOUNT                             SECURITY(a)                                      VALUE
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 8.0% (continued)
$ 1,000,000         Harrah's Operating Co. Inc., 7.875% due 12/15/05............  $    996,250
    250,000         HCA-The Healthcare Co., 8.750% due 9/1/10...................       265,937
    375,000         Home Interiors & Gifts Inc., 10.125% due 6/1/08.............       138,750
  1,500,000         Horseshoe Gaming LLC, 9.375% due 6/15/07....................     1,545,000
  1,000,000         Imperial Holly Corp., 9.750% due 12/15/07 (b)...............        95,000
    750,000         Mandalay Resort Group, 10.250% due 8/1/07...................       785,625
  1,000,000         MGM Grand Inc., 9.750% due 6/1/07...........................     1,067,500
    750,000         Mohegan Tribal Gaming, 8.750% due 1/1/09....................       765,000
  1,900,000         North Atlantic Trading Co., 11.000% due 6/15/04.............     1,396,500
                    Park Place Entertainment Corp.:
  1,000,000         7.875% due 12/15/05.........................................       996,250
  1,000,000         8.875% due 9/15/08..........................................     1,026,250
                    Revlon Consumer Products Corp.:
    200,000         8.125% due 2/1/06...........................................       144,500
    800,000         9.000% due 11/1/06..........................................       586,000
    375,000         Rite Aid Corp., 10.500% due 9/15/02 (c).....................       335,625
    500,000         Simmons Co., 10.250% due 3/15/09............................       495,000
  1,000,000         Station Casinos Inc., 8.375% due 2/15/08 (c)................     1,011,250
                    Sun International Hotels:
    750,000         9.000% due 3/15/07..........................................       716,250
  1,000,000         8.625% due 12/15/07.........................................       947,500
                    Tenet Healthcare Corp.:
    750,000         7.625% due 6/1/08...........................................       755,625
    250,000         9.250% due 9/1/10...........................................       274,375
    375,000         Vlasic Foods International Inc., 10.250% due 7/1/09 (b).....        69,375
                                                                                  ------------
                                                                                    18,857,805
                                                                                  ------------
Energy  -- 6.9%
  1,000,000         Baytex Energy Ltd., 10.500% due 2/15/11 (c).................       997,500
  1,000,000         Belco Oil & Gas Corp., 8.875% due 9/15/07...................       997,500
    750,000         Canadian Forest Oil Ltd., 8.750% due 9/15/07................       761,250
    700,000         Comstock Resources Inc., 11.250% due 5/1/07.................       742,000
    750,000         Grey Wolf Inc., 8.875% due 7/1/07...........................       761,250
    750,000         Gulf Canada Resources Ltd., 9.625% due 7/1/05...............       774,375
  1,000,000         Key Energy Services Inc., 14.000% due 1/15/09...............     1,172,500
  1,000,000         Lomak Petroleum Inc., 8.750% due 1/15/07....................       975,000
  1,000,000         Nuevo Energy Co., 9.375% due 10/1/10 (c)....................       987,500
  1,000,000         Ocean Energy Inc., 8.875% due 7/15/07.......................     1,055,000
    500,000         Parker Drilling Co., 9.750% due 11/15/06....................       517,500
  1,000,000         PennzEnergy Co., 10.250% due 11/1/05........................     1,162,500

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2001

    FACE
   AMOUNT                                SECURITY(a)                                 VALUE
----------------------------------------------------------------------------------------------
Energy -- 6.9% (continued)
$   500,000         Pioneer Natural Resource Co., 9.625% due 4/1/10.............  $    550,000
                    Plains Resources Inc.:
    300,000         10.250% due 3/15/06.........................................       304,500
    700,000         10.250% due 3/15/06 (c).....................................       710,500
    750,000         Pride International Inc., 9.375% due 5/1/07.................       783,750
    500,000         R&B Falcon Corp., 9.500% due 12/15/08.......................       583,750
  2,000,000         United Refining Co., 10.750% due 6/15/07....................     1,280,000
    500,000         Vintage Petroleum, 9.750% due 6/30/09.......................       542,500
    610,000         Western Gas Resources, 10.000% due 6/15/09..................       645,075
                                                                                  ------------
                                                                                    16,303,950
                                                                                  ------------
Finance Services  -- 2.2%
    987,700         Airplanes Pass-Through Trust, 10.875% due 3/15/19...........       736,953
                    ContiFinancial Corp.:
  1,000,000         7.500% due 3/15/02 (b)......................................       167,500
  1,000,000         8.125% due 4/1/08 (b).......................................       167,500
  1,000,000         Felcor Lodging L.P., 9.500% due 9/15/08.....................     1,040,000
  1,000,000         Meristar Hospitality CRP, 9.125% due 1/15/11 (c)............     1,022,500
  1,999,600         Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700%
                     due 3/15/23................................................     1,319,736
    750,000         Sovereign Bancorp., 10.500% due 11/15/06....................       798,750
                                                                                  ------------
                                                                                     5,252,939
                                                                                  ------------
Housing Related  -- 0.4%
    875,000         Nortek Inc., 8.875% due 8/1/08..............................       842,188
                                                                                  ------------
Manufacturing  -- 2.6%
    500,000         Aqua Chemical Inc., 11.250% due 7/1/08......................       360,000
    375,000         BE Aerospace, 9.500% due 11/1/08............................       390,000
  1,000,000         Blount Inc., 13.000% due 8/1/09.............................       680,000
  1,750,000         Breed Technologies Inc., 9.250% due 4/15/08 (b).............           175
  1,250,000         Foamex L.P., 9.875% due 6/15/07.............................       668,750
  1,500,000         High Voltage Engineering Corp., 10.750% due 8/15/04.........       787,500
    500,000         JH Heafner Co., 10.000% due 5/15/08.........................       137,500
    750,000         JL French Automotive Casting, 11.500% due 6/1/09............       303,750
  1,000,000         Jordan Industries, 10.375% due 8/1/07.......................       855,000
  1,750,000         Moll Industries, 10.500% due 7/1/08.........................       621,250
    850,000         Sequa Corp., 9.000% due 8/1/09..............................       864,875
    500,000         Williams Scotsman Inc., 9.875% due 6/1/07...................       462,500
                                                                                  ------------
                                                                                     6,131,300
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2001

    FACE
   AMOUNT                                       SECURITY(a)                            VALUE
----------------------------------------------------------------------------------------------
Media and Cable -- 7.3%
$ 1,000,000         Adelphia Communications Corp., 8.375% due 2/1/08............  $    946,250
  1,000,000         Allbritton Communications, 9.750% due 11/30/07..............     1,025,000
  1,000,000         Century Communications Corp., zero coupon due 1/15/08.......       470,000
                    Charter Communications Holdings LLC:
    400,000         8.625% due 4/1/09...........................................       389,000
    500,000         11.125% due 1/15/11 (c).....................................       533,750
  1,505,000         Zero coupon until 4/1/04, 9.920% thereafter, due 4/1/11.....     1,045,975
  1,000,000         Citadel Broadcasting Co., 10.250% due 7/1/07................     1,065,000
                    CSC Holdings Inc.:
  1,000,000         9.875% due 2/15/13..........................................     1,075,000
  1,000,000         10.500% due 5/15/16.........................................     1,125,000
  1,050,000         Diamond Cable Communications PLC, 11.750% due 12/15/05......     1,034,250
  1,250,000         Hollinger International Publishing Inc., 9.250% due
                     2/1/06.....................................................     1,275,000
  1,000,000         Lamar Media Corp., 9.625% due 12/1/06.......................     1,061,250
  1,000,000         Mediacom LLC, 9.500% due 1/15/13 (c)........................       997,500
    750,000         R.H. Donnelly Inc., 9.125% due 6/1/08.......................       761,250
  1,000,000         Rogers Communications Inc., 8.875% due 7/15/07..............     1,020,000
  1,065,000         Telewest Communications PLC, 11.250% due 11/1/08............     1,099,613
  2,500,000         United International Holdings, zero coupon until 2/15/03,
                     10.750% thereafter,
                     due 2/15/08................................................     1,325,000
                    World Color Press Inc.:
    875,000         8.375% due 11/15/08.........................................       903,437
    125,000         7.750% due 2/15/09..........................................       123,906
                                                                                  ------------
                                                                                    17,276,181
                                                                                  ------------
Services and Other  -- 3.4%
                    Allied Waste North America Inc.:
    750,000         7.875% due 1/1/09...........................................       725,625
     75,000         10.000% due 8/1/09..........................................        77,063
    900,000         Avis Rent A Car Inc., 11.000% due 5/1/09....................     1,008,000
  1,000,000         Comforce Operating Inc., 12.000% due 12/1/07................       655,000
    875,000         Crown Castle International Corp., 10.750% due 8/1/11........       940,625
  1,000,000         Dyncorp Inc., 9.500% due 3/1/07.............................       905,000
  1,250,000         Holt Group, 9.750% due 1/15/06 (b)..........................        68,750
    875,000         Loomis Fargo & Co., 10.000% due 1/15/04.....................       875,000
  1,000,000         Mail-Well I Corp., 8.750% due 12/15/08......................       845,000
  1,000,000         Pierce Leahy Command Corp., 8.125% due 5/15/08..............       975,000
  2,000,000         Safety-Kleen Services, 9.250% due 6/1/08 (b)................        32,500
  1,000,000         SBA Communications Corp., 10.250% due 2/1/09 (c)............     1,017,500
                                                                                  ------------
                                                                                     8,125,063
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2001

    FACE
   AMOUNT                                        SECURITY(a)                            VALUE
----------------------------------------------------------------------------------------------
Technology -- 0.6%
$ 1,125,000         Aspect Telecommunications, Convertible bond, zero coupon due
                     8/10/18....................................................  $    271,406
  1,500,000         Axiohm Transaction Solutions Inc., 9.750% due 10/1/07 (b)...       187,500
    325,000         Cypress Semiconductor, Convertible bond, 3.750% due
                     7/1/05.....................................................       248,219
  1,000,000         Polaroid Corp., 11.500% due 2/15/06.........................       635,000
                                                                                  ------------
                                                                                     1,342,125
                                                                                  ------------
Telecommunications  -- 3.2%
                    Global Crossing Holding Ltd.:
    500,000         9.125% due 11/15/06.........................................       497,500
    250,000         9.500% due 11/15/09.........................................       248,750
  1,500,000         ICG Holdings Inc., 13.500% due 9/15/05 (b)..................       157,500
                    Intermedia Communications Inc.:
    250,000         8.500% due 1/15/08..........................................       246,875
    250,000         8.600% due 6/1/08...........................................       246,875
                    Level 3 Communications Inc.:
    250,000         11.000% due 3/15/08.........................................       229,375
    500,000         9.125% due 5/1/08...........................................       417,500
  2,750,000         Nextel Communications Inc., zero coupon until 2/15/03,
                     9.950% thereafter,
                     due 2/15/08................................................     2,083,125
    550,000         NEXTLINK Communications, 10.750% due 6/1/09.................       481,250
  1,000,000         Price Communications Wireless Inc., 9.125% due 12/15/06.....     1,045,000
    750,000         PSINet Inc., 11.500% due 11/1/08............................       165,000
    750,000         Rogers Cantel Inc., 8.800% due 10/1/07......................       761,250
    750,000         Telecorp PCS Inc., 10.625% due 7/15/10......................       772,500
    575,000         Ubiquitel Operating Co., zero coupon until 4/15/05, 14.000%
                     thereafter, due 4/15/10....................................       258,750
                                                                                  ------------
                                                                                     7,611,250
                                                                                  ------------
Transportation  -- 0.6%
  1,500,000         Northwest Airlines Inc., 7.625% due 3/15/05.................     1,432,500
                                                                                  ------------
Utilities  -- 1.4%
  1,250,000         AES Corp., 9.375% due 9/15/10...............................     1,312,500
  1,000,000         Azurix Corp., 10.750% due 2/15/10...........................     1,030,000
                    Calpine Corp.:
    500,000         8.750% due 7/15/07..........................................       510,625
    500,000         8.625% due 8/15/10..........................................       513,750
                                                                                  ------------
                                                                                     3,366,875
                                                                                  ------------

                    Total Corporate Bonds (Cost  -- $119,926,042)...............   102,828,769
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2001

   FACE
  AMOUNT                                       SECURITY(a)                            VALUE
----------------------------------------------------------------------------------------------
Sovereign Bonds -- 47.8%
Argentina  -- 6.8%
                    Republic of Argentina:
$ 3,825,000         11.375% due 3/15/10.........................................  $  3,461,625
  5,300,000         12.125% due 2/25/19.........................................     5,021,750
    200,000         12.000% due 2/1/20..........................................       187,500
  7,850,000         Structured Note, 11.912% due 4/10/05 (e)(f).................     7,526,187
                                                                                  ------------
                                                                                    16,197,062
                                                                                  ------------
Brazil  -- 10.2%
                    Federal Republic of Brazil:
  4,450,000         10.250% due 1/11/06.........................................     4,415,512
  5,205,000         12.250% due 3/6/30..........................................     4,819,830
 18,203,000         11.000% due 8/17/40.........................................    14,789,938
                                                                                  ------------
                                                                                    24,025,280
                                                                                  ------------
Bulgaria  -- 2.4%
                    Republic of Bulgaria:
    150,000         Discount Bond, Series A, 6.3125% due 7/28/24 (e)............       112,875
  7,500,000         FLIRB, Series A, 3.000% due 7/28/12 (e).....................     5,596,875
                                                                                  ------------
                                                                                     5,709,750
                                                                                  ------------
Colombia  -- 1.0%
  2,450,000         Republic of Colombia, 11.750% due 2/25/20...................     2,278,500
                                                                                  ------------
Costa Rica  -- 0.3%
    900,000         Costa Rica Principal Bond, Series B, 6.250% due 5/21/15.....       801,000
                                                                                  ------------
Ecuador  -- 2.2%
                    Republic of Ecuador:
  9,200,000         4.000% due 8/15/30 (e)......................................     4,043,400
  2,682,000         4.000% due 8/15/30 (c)(e)...................................     1,178,739
                                                                                  ------------
                                                                                     5,222,139
                                                                                  ------------
Ivory Coast  -- 0.1%
  2,000,000         Ivory Coast, FLIRB, due 3/29/18 (b).........................       230,000
                                                                                  ------------
Jamaica  -- 0.2%
    500,000         Government of Jamaica, 12.750% due 9/1/07 (c)...............       521,250
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2001

    FACE
   AMOUNT                                   SECURITY(a)                               VALUE
----------------------------------------------------------------------------------------------
Mexico -- 2.8%
                    United Mexican States:
$   675,000         9.875% due 2/1/10...........................................  $    723,094
    110,000         11.500% due 5/15/26.........................................       132,413
  4,650,000         Discount Bond, Series A, 7.5325% due 12/31/19 (e)...........     4,525,031
  1,250,000         Discount Bond, Series D, 7.4475% due 12/31/19 (e)...........     1,216,406
                                                                                  ------------
                                                                                     6,596,944
                                                                                  ------------
Panama  -- 2.0%
                    Republic of Panama:
    665,000         9.375% due 4/1/29...........................................       665,000
  4,900,000         IRB, 4.500% due 7/17/14 (e).................................     4,048,625
                                                                                  ------------
                                                                                     4,713,625
                                                                                  ------------
Peru  -- 1.3%
                    Republic of Peru:
  1,000,000         FLIRB, 3.750% due 3/7/17 (e)................................       622,500
  3,600,000         PDI, 4.500% due 3/7/17 (e)..................................     2,457,000
                                                                                  ------------
                                                                                     3,079,500
                                                                                  ------------
Philippines  -- 1.5%
                    Republic of Philippines:
  2,815,000         9.875% due 1/15/19..........................................     2,311,819
  1,200,000         NMB, 6.875% due 1/5/05 (e)..................................     1,144,500
                                                                                  ------------
                                                                                     3,456,319
                                                                                  ------------
Russia  -- 8.1%
                    Russia:
  8,250,000         10.000% due 6/26/07.........................................     6,516,757
  5,358,693         8.250% due 3/31/10 (c)......................................     3,625,512
  8,735,000         8.250% due 3/31/10..........................................     5,909,752
  7,785,603         2.500% due 3/31/30 (c)(e)...................................     3,165,334
                                                                                  ------------
                                                                                    19,217,355
                                                                                  ------------
Venezuela  -- 8.9%
                    Republic of Venezuela:
  3,800,000         13.625% due 8/15/18.........................................     3,667,000
  7,715,000         9.250% due 9/15/27..........................................     5,375,426
  2,500,000         Discount Bond, Series W-A, 7.5625% due 3/31/20 (e)..........     1,938,750

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2001

   FACE
  AMOUNT                                      SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Venezuela -- 8.9% (continued)
                    Republic of Venezuela (continued):
                    FLIRB:
$ 6,190,401         Series A, 7.625% due 3/31/07 (e)............................  $  5,271,513
  1,238,080         Series B, 7.625% due 3/31/07 (e)............................     1,054,302
    735,325         NMB, 7.500% due 12/18/05 (e)................................       606,643
  3,900,000         Par, 6.750% due 3/31/20 (Including 19,500 Rights)...........     3,044,438
                                                                                  ------------
                                                                                    20,958,072
                                                                                  ------------

                    Total Sovereign Bonds (Cost  -- $108,815,673)...............   113,006,796
                                                                                  ------------
Loan Participations (e)(g)  -- 7.3%
 10,941,170         Kingdom of Morocco, Tranche B, 7.5625% due 1/1/04
                     (Morgan Guaranty Trust Company of New York and Morgan
                     Stanley Emerging Markets Inc.).............................    10,284,700
                    The People's Democratic Republic of Algeria:
  1,512,587         Tranche 1, 7.6875% due 9/4/06 (Chase Manhattan Bank)........     1,323,514
  6,861,250         Tranche 3, 7.6875% due 3/4/10 (Chase Manhattan Bank and
                     First Boston)..............................................     5,643,378
                                                                                  ------------

                    Total Loan Participations (Cost  -- $16,569,070)............    17,251,592
                                                                                  ------------

   SHARES                                   SECURITY(a)                               VALUE
----------------------------------------------------------------------------------------------
Preferred Stock -- 0.3%
         12         Anvil Holdings, Series B, 13.000%...........................           222
  1,000,000         APP Finance (II) Mauritius Limited, Series A, 12.000%.......        62,500
                    TCR Holding Corp. (h):
      4,091         Class B.....................................................            41
      2,250         Class C.....................................................            22
      5,932         Class D.....................................................            59
     12,271         Class E.....................................................           123
     37,500         UnitedGlobalCom, Inc., Series D, Convertible, 7.000%........       745,312
                                                                                  ------------

                    Total Preferred Stock (Cost  -- $1,775,403).................       808,279
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2001

    SHARES                                     SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Warrants and Rights (h) -- 0.1%
      1,000         Glasstech Inc. (Exercise price of $0.01 per share expiring on 6/30/04.
                     Each warrant exercisable for 0.125 shares of common
                     stock).....................................................  $        500
      5,000         In Flight Phone (Exercise price of $0.01 per share expiring on 8/31/02. Each warrant exercisable for one share of
                     common stock)..............................................            --
      1,000         Mattress Discounters Co. (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85
                     shares of Class A common stock and 0.539 shares of Class L
                     common stock)..............................................         7,625
  9,076,000         Mexican Rights..............................................       163,368
      8,000         Terex Corp. Stock Appreciation Rights (Expiring 5/15/02)....       146,000
        750         Ubiquitel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965
                     shares of common stock)....................................        22,875
                                                                                  ------------

                    Total Warrants and Rights (Cost  -- $41,891)................       340,368
                                                                                  ------------

    FACE
   AMOUNT                                    SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Repurchase Agreement -- 1.0%
$ 2,252,000         SBC Warburg Dillon Read Inc., 5.370% due 3/1/01; Proceeds at
                     maturity  -- $2,252,336; (Fully collateralized by U.S.
                     Treasury Notes, 5.625% due 12/31/02;
                     Market value  -- $2,297,490) (Cost  -- $2,252,000).........     2,252,000
                                                                                  ------------

                    Total Investments  -- 100% (Cost  -- $249,380,079)..........  $236,487,804
                                                                                  ------------
                                                                                  ------------

--------------------------------------------------------------------------------

(a) All securities segregated as collateral pursuant to loan agreement.

(b) Security is currently in default.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d) Each unit is comprised of a $1,000 par value senior note due 2/1/08.

(e) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(f) Coupon rate is derived from a formula based on the yields of other Argentine bonds.

(g) Participation interests were aquired through the financial institutions indicated parenthetically.

(h) Non-income producing security.

  Abbreviations used in this schedule:

    FLIRB  -- Front Loaded Interest Reduction Bond.
    IRB    -- Interest Reduction Bond.
    NMB    -- New Money Bond.
    PDI    -- Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL                 PARTNERS                 INCOME                 FUND INC.
--------------------------------------------------
Statement of Assets and Liabilities (unaudited)
February 28, 2001

ASSETS:
   Investments, at value (Cost  -- $249,380,079)............  $236,487,804
   Cash.....................................................           184
   Interest receivable......................................     5,891,273
   Prepaid expenses.........................................         1,408
                                                              ------------
   TOTAL ASSETS.............................................   242,380,669
                                                              ------------
LIABILITIES:
   Loan payable (Note 4)....................................    75,000,000
   Loan interest payable (Note 4)...........................       370,563
   Management fee payable (Note 2)..........................       141,673
   Accrued expenses.........................................        69,157
                                                              ------------
   TOTAL LIABILITIES........................................    75,581,393
                                                              ------------
TOTAL NET ASSETS............................................  $166,799,276
                                                              ------------
                                                              ------------
NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares
    authorized; 14,779,977 shares outstanding)..............  $     14,780
   Additional paid-in capital...............................   205,719,569
   Undistributed net investment income......................       484,068
   Accumulated net realized loss from security
    transactions............................................   (26,526,866)
   Net unrealized depreciation of investments...............   (12,892,275)
                                                              ------------
TOTAL NET ASSETS............................................  $166,799,276
                                                              ------------
                                                              ------------
NET ASSET VALUE, PER SHARE ($166,799,276 [div] 14,779,977
 shares outstanding)........................................        $11.29

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Statement of Operations (unaudited)
For the Six Months Ended February 28, 2001

INVESTMENT INCOME:
   Interest.................................................  $ 14,695,499
                                                              ------------
EXPENSES:
   Interest expense (Note 4)................................     3,250,562
   Management fee (Note 2)..................................       890,306
   Audit and tax services...................................        24,038
   Shareholder communications...............................        20,472
   Transfer agent fees......................................        18,370
   Custody..................................................        17,945
   Directors' fees and expenses.............................        17,667
   Legal fees...............................................        14,082
   Listing fees.............................................        13,008
   Other....................................................         8,728
                                                              ------------
   TOTAL EXPENSES...........................................     4,275,178
                                                              ------------
NET INVESTMENT INCOME.......................................    10,420,321
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................    98,600,964
      Cost of securities sold...............................   103,196,332
                                                              ------------
   NET REALIZED LOSS........................................    (4,595,368)
                                                              ------------
   Change in Net Unrealized Depreciation:
      Beginning of period...................................    (7,962,468)
      End of period.........................................   (12,892,275)
                                                              ------------
   INCREASE IN NET UNREALIZED DEPRECIATION..................    (4,929,807)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................    (9,525,175)
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $    895,146
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended February 28, 2001 (unaudited) and the Year Ended August 31, 2000

                                                                  2001           2000
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 10,420,321   $ 21,299,308
   Net realized gain (loss).................................    (4,595,368)       712,273
   Increase (decrease) in net unrealized depreciation.......    (4,929,807)    13,071,171
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM OPERATIONS...................       895,146     35,082,752
                                                              ------------   ------------
DIVIDENDS PAID TO SHAREHOLDERS FROM:
   Net investment income....................................   (10,513,413)   (21,016,689)
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS....   (10,513,413)   (21,016,689)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (31,437 and 0 shares issued, respectively)..............       347,961             --
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...       347,961             --
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................    (9,270,306)    14,066,063
NET ASSETS:
   Beginning of period......................................   176,069,582    162,003,519
                                                              ------------   ------------
   END OF PERIOD*...........................................  $166,799,276   $176,069,582
                                                              ------------   ------------
                                                              ------------   ------------
*Includes undistributed net investment income of:...........      $484,068       $577,160
                                                              ------------   ------------
                                                              ------------   ------------

---------------------------------------
Statement of Cash Flows (unaudited)
For the Six Months Ended February 28, 2001

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Proceeds from sales of portfolio securities and principal
    paydowns................................................  $ 102,041,291
   Purchases of portfolio securities........................   (108,710,783)
   Net sales of short-term securities.......................      6,183,000
                                                              -------------
                                                                   (486,492)
   Net investment income....................................     10,420,321
   Adjustments to reconcile net investment income to net
    cash provided by operating activities:
      Accretion of discount on securities...................     (2,899,908)
      Net change in receivables/payables related to
        operations..........................................      1,832,936
                                                              -------------
   NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES..........      8,866,857
                                                              -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
   Proceeds from shares issued in reinvestment of
    dividends...............................................        347,961
   Dividends paid...........................................    (10,513,413)
                                                              -------------
   NET CASH FLOWS USED BY FINANCING ACTIVITIES..............    (10,165,452)
                                                              -------------
NET DECREASE IN CASH........................................     (1,298,595)
Cash, Beginning of period...................................      1,298,779
                                                              -------------
CASH, END OF PERIOD.........................................  $         184
                                                              -------------
                                                              -------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)

Note 1. Significant Accounting Policies

Global Partners Income Fund Inc. ('Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount on debt obligations. For the six months ended February 28, 2001, the Fund paid interest expenses of $3,323,499.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ('Investment Manager'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), which, in turn, is a subsidiary of Citigroup Inc., pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to SSB Citi Fund Management LLC ('SSBC'), an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At February 28, 2001, Salomon Smith Barney Inc., another subsidiary of SSBH, owned 4,587 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

Note 3. Portfolio Activity

During the six months ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $107,667,797
                                                              ------------
                                                              ------------
Sales.......................................................  $ 98,600,964
                                                              ------------
                                                              ------------

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

At February 28, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 10,147,571
Gross unrealized depreciation...............................   (23,039,846)
                                                              ------------
Net unrealized depreciation.................................  $(12,892,275)
                                                              ------------
                                                              ------------

Note 4. Bank Loan

The Fund has outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate on the loan is equal to 8.47% and the maturity date is May 8, 2001. The collateral for the loan was valued at $234,235,804 on February 28, 2001 and is being held in a segregated account by the Fund's custodian.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At February 28, 2001, the Fund held loan participations with a total cost of $16,569,070.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any unrealized gain or loss recorded on such transactions.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8. Capital Loss Carryforward

At August 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $15,469,000, available to offset future capital gains through August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

Note 9. Dividends Subsequent to February 28, 2001

On March 1 and April 2, 2001, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $0.11875 per share, payable on March 30 and April 27, 2001, to shareholders of record on March 13 and April 17, 2001, respectively.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------
Financial Highlights
For a share of common stock outstanding throughout each fiscal year ended
August 31, except where noted:

                                     2001(1)     2000       1999       1998       1997       1996
---------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD..............    $11.94     $10.98      $9.76     $16.18     $13.88     $11.11
                                    --------   --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income............      0.71       1.44       1.59       1.55       1.55       1.70
 Net realized and unrealized
   gain (loss)....................     (0.65)      0.95       1.30      (5.53)      2.46       2.56
                                    --------   --------   --------   --------   --------   --------
Total Income (Loss) From
 Operations.......................      0.06       2.39       2.89      (3.98)      4.01       4.26
                                    --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income............     (0.71)     (1.43)     (1.67)     (1.62)     (1.71)     (1.49)
 Net realized gains...............        --         --         --      (0.49)        --         --
 Excess of net realized capital
   gains..........................        --         --         --      (0.33)        --         --
                                    --------   --------   --------   --------   --------   --------
Total Distributions...............     (0.71)     (1.43)     (1.67)     (2.44)     (1.71)     (1.49)
                                    --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD....    $11.29     $11.94     $10.98      $9.76     $16.18     $13.88
                                    --------   --------   --------   --------   --------   --------
                                    --------   --------   --------   --------   --------   --------
MARKET VALUE, END OF PERIOD.......  $11.8000   $11.6250   $11.3125    $8.5625   $15.4375   $13.2500
TOTAL RETURN,
 BASED ON MARKET VALUE(2).........      8.32%'DD' 17.57%     53.57%    (34.35)%    31.28%     34.22%
RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including
   interest expense...............      5.24%'D'   4.95%      4.22%      3.54%      3.55%      4.19%
 Total expenses, excluding
   interest expense (operating
   expenses)......................      1.26%'D'   1.30%      1.27%      1.31%      1.31%      1.32%
 Net investment income............     12.77%'D'  12.53%     14.26%     10.56%     10.14%     13.51%
PORTFOLIO TURNOVER RATE...........        43%       111%       102%       144%       107%        92%
NET ASSETS, END OF PERIOD
 (000S)...........................  $166,799   $176,070   $162,004   $142,129   $234,735   $201,398
Bank Loans Outstanding,
 End of Period (000s).............   $75,000    $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Bank Loans
 (000s)...........................   $75,000    $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Interest Rate
 on Bank Loans....................      8.74%'D'   8.28%      6.42%      6.34%      6.65%      6.99%
---------------------------------------------------------------------------------------------------

(1)  For the six months ended February 28, 2001 (unaudited).

(2) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D' Annualized.

GLOBAL             PARTNERS             INCOME             FUND             INC.

--------------------------------------------------------
Selected Quarterly Financial Information (unaudited)
Summary of quarterly results of operations:

                                                                                          NET REALIZED
                                                                 NET INVESTMENT           & UNREALIZED
                                                                     INCOME               GAIN (LOSS)
                                                              ---------------------   --------------------
QUARTERS ENDED*                                               TOTAL     PER SHARE      TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------

November 30, 1998...........................................  $6,790      $0.46       $ 26,849    $ 1.84
February 26, 1999...........................................   5,897       0.41         (9,536)    (0.66)
May 28, 1999................................................   5,334       0.36          8,273      0.56
August 31, 1999.............................................   5,212       0.36         (6,403)    (0.44)
November 30, 1999...........................................   4,987       0.34          8,798      0.60
February 29, 2000...........................................   4,911       0.33          7,029      0.48
May 31, 2000................................................   5,316       0.36        (15,161)    (1.02)
August 31, 2000.............................................   6,085       0.41         13,117      0.89
November 30, 2000...........................................   5,352       0.36        (22,388)    (1.52)
February 28, 2001...........................................   5,068       0.35         12,863      0.87
----------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                     (This page intentionally left blank.)

GLOBAL             PARTNERS             INCOME             FUND             INC.

---------
Directors

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Inc.

LESLIE H. GELB
    President, The Council on Foreign Relations

HEATH B. MCLENDON
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, SSB Citi Fund
    Management LLC and Travelers
    Investment Advisers, Inc.

RIORDAN ROETT
    Professor and Director, Latin American
    Studies Program, Paul H. Nitze
    School of Advanced International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
    Law & Diplomacy Tufts University

STEPHEN J. TREADWAY
    Co-Chairman of the Board;
    Executive Vice President,
    PIMCO Advisors L.P.
    Chairman and President, PIMCO Funds Distributors LLC

-------
Officers

HEATH B. MCLENDON
    Co-Chairman of the Board

STEPHEN J. TREADWAY
    Co-Chairman of the Board

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

BETH A. SEMMEL
    Executive Vice President

PETER J. WILBY
    Executive Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

-----------------
Global Partners
Income Fund Inc.
    7 World Trade Center
    New York, New York 10048

Telephone 1-888-777-0102

INVESTMENT MANAGER
    PIMCO Advisors L.P.
    800 Newport Center Drive
    Suite 100
    Newport Beach, California 92660

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    Seven World Trade Center
    New York, New York 10048

CUSTODIAN
    The Chase Manhattan Bank
    Four Metrotech Center
    Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    GDF

--------------------------------------------------------------------------------

                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as............................. 'D'
The double dagger symbol shall be expressed as...................... 'DD'
The division sign shall be expressed as............................. [div]